Roundhill Generative AI & Technology ETF Trading Symbol: CHAT Listed on NYSE Arca, Inc. Summary Prospectus May 15, 2023 www.roundhillinvestments.com/etf/chat

Before you invest, you may want to review the Roundhill Generative AI & Technology ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 12, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.roundhillinvestments.com/etf/chat. You can also get this information at no cost by calling at 866-991-5001 or by sending an e-mail request to contact info@roundhillinvestments.com.

Investment Objective

The Roundhill Generative AI & Technology ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the equity securities of exchange-listed companies globally, including those in emerging markets, which are involved in the investment theme of artificial intelligence (“AI”), focused on generative AI and related technologies.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of AI and Technology Companies (defined below). The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days notice prior to any such change.

Overview of Generative AI:

AI refers to computer simulation of human intelligence in computers that are programmed to think and learn like humans. It is a branch of computer science that deals with the creation of intelligent machines that work and react like humans. Some of the key techniques used in AI include:

● machine learning - learning a new task without being specifically programmed to do it,

● deep learning - learning by example,

● natural language processing - understanding human language text or speech,

● computer vision - interpreting and understanding the visual world (e.g., distinguishing faces), and

● expert systems - which simulate the judgment and behavior of humans with expertise in a particular field (e.g., medicine).

AI has a wide range of applications, such as self-driving cars, speech recognition, image recognition, natural language understanding, decision-making, and many more. With the advancement of technology and the increasing amount of data available, AI is becoming increasingly important in many industries.

More specifically, generative AI refers to a set of technologies where computer systems can generate original content based on the data they have been trained in response to prompts from a user. It uses a type of deep learning called generative adversarial networks and has a wide range of applications, including creating images, text, and audio.

AI and Technology Companies. For purposes of the Funds 80% requirement, the Fund considers a company to be an AI Company or a Technology Company if it derives 50% or more of its revenue in one or more of the following proprietary sectors: (i) AI software and/or generative AI software, (ii) cloud infrastructure services (e.g., services that provide infrastructure-as-a-service to support the training of AI models), (iii) AI semiconductors (e.g., designing and manufacturing of key semiconductors for AI applications), (iv) network infrastructure (e.g., development of servers, storage, and networking equipment relevant for training and running generative AI models), (v) AI services (e.g., consulting and implementation services for generative AI software), (vi) software and information technology services companies, (vii) manufacturers and distributors of technology hardware and equipment (e.g., communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments), (viii) semiconductors and semiconductor equipment, (ix) interactive media and services, and (x) diversified consumer services, broadline retail, and entertainment companies involved in the foregoing.

Portfolio Construction:

The Fund’s sub-adviser, Roundhill Financial Inc. (the Sub-Adviser), uses a proprietary methodology in an attempt to assess companies best positioned to benefit from the anticipated growth of generative AI and related technologies. The Sub-Adviser utilizes a proprietary exposure score (e.g., from 1 to 100) to assess the relevance of companies to generative AI, including a transcript score and sector score.

The transcript score utilizes proprietary keyword analysis from publicly available documents including company filings, transcripts, presentations, and press releases to identify references to various AI and related technology terms.

The sector score utilizes a proprietary sector methodology to categorize companies related to AI, including AI software, cloud infrastructure services, semiconductors, network infrastructure and AI services. The score assesses the materiality of generative AI and related technologies to the company’s expected financial performance, including revenue, profit and research and development (R&D) spending. Companies that are expected to derive 50% or more of their revenue or profit from generative AI and related technologies or invest 50% or more of their R&D budget into these areas receive the highest score. Companies expected to derive at least 10% and up to 50% of revenue and profit from generative AI and related technologies or invest at least 10% and up to 50% of their R&D budget in these areas receive a lesser score. Companies expected to derive no more than 10% of revenue and profit or invest no more than 10% of their R&D budget in generative AI and related technologies receive the lowest score.

The transcript score and sector score are combined to create an aggregate exposure score and are weighted by their exposure to the score subject to market capitalization (at least $250 million in market capitalization) and liquidity constraints (a minimum average daily trading volume of at least $500,000). As a result, the Fund’s investments may include micro-, small-, medium- and large-capitalization companies.

The Fund’s portfolio will generally consist of between 25 and 50 securities. The Fund may invest in foreign securities directly or indirectly via depositary receipts (e.g., American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)).

The Fund will operate as a non-diversified fund under the Investment Company Act of 1940, as amended (the 1940 Act), which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in securities of companies with principal business activities in groups of industries that comprise the technology sector.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled Additional Information About the Fund Principal Risks of Investing in The Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Artificial Intelligence Company Risk. Companies involved in, or exposed to, artificial intelligence related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end user demand of products and services in various industries that may in part utilize robotics and artificial intelligence.

Technology Sector Risk. The Fund will invest substantially in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
●	Developed Markets Risk. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. Many developed market countries have heavy indebtedness, which may lead downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries.
●	Emerging Markets Risk. The Fund may invest in indirectly, via ADRs, in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Market Capitalization Risk.

○ Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○ Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○ Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

○ Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Funds overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Concentration Risk. The Fund will be concentrated in securities of issuers having their principal business activities in the technology group of industries. To the extent that the Fund concentrates in a group of industries, it will be subject to the risk that economic, political, or other conditions that have a negative effect on that group of industries will negatively impact them to a greater extent than if its assets were invested in a wider variety of industries.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.
○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Models and Data Risk. The Sub-Adviser’s evaluation of potential Fund portfolio holdings is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.roundhillinvestments.com/etf/chat.

Management

Investment Adviser

Toroso Investments, LLC (“Toroso” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Roundhill Financial Inc. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Will Hershey, CFA, Portfolio Manager for the Sub-Adviser has been a portfolio manager of the Fund since its inception in 2023.

Tim Maloney, CFA, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Dave Mazza, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Matthew Kanterman, CFA, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Drew Walsh, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Qiao Duan, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2023.

Charles A. Ragauss, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2023.

Michael Venuto, Chief Investment Officer for Toroso, has been a portfolio manager of the Fund since its inception in 2023.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as Creation Units, which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the Deposit Securities) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the bid price) and the lowest price a seller is willing to accept for Shares (the ask price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the bid-ask spread.

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com/etf/chat.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.